SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                         /x/
Filed by a Party other than the Registrant      / /
Check the appropriate box:
/ /    Preliminary Proxy Statement              / /   Confidential, for Use of
                                                      the Commission Only
                                                      (as permitted by
                                                      Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        The European Warrant Fund, Inc.
               (Name of Registrant/s as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)     Title of each class of securities to which transaction applies:

    (2)     Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)     Proposed maximum aggregate value of transaction:

    (5)     Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)     Amount Previously Paid:

    (2)     Form, Schedule or Registration Statement No.:

    (3)     Filing Party:

    (4)     Date Filed:

                        THE EUROPEAN WARRANT FUND, INC.
                               330 Madison Avenue
                            New York, New York 10017
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on June 27, 2001
                                 ---------------

To the Stockholders of
THE EUROPEAN WARRANT FUND, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland corporation, will be held in the Hubbard Room of the New York Palace, 455 Madison Avenue, New York, New York 10022, at 8:00 a.m. Eastern time, on June 27, 2001, for the following purposes:

        1. To elect three Directors of the Fund.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on May 1, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          Cynthia J. Surprise
                                          Assistant Secretary

May 31, 2001

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

        REGISTRATION                    VALID SIGNATURE
        ------------                    ----------------
CORPORATE ACCOUNTS

(1) ABC Corp. .....................     ABC Corp.
(2) ABC Corp. .....................     John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer .......     John Doe
(4) ABC Corp. Profit Sharing Plan..     John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust .....................     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 ................     Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o....      John B. Smith
    John B. Smith, Jr. UGMA
(2) John B. Smith ................      John B. Smith, Jr., Executor

                        THE EUROPEAN WARRANT FUND, INC.
                               330 Madison Avenue
                            New York, New York 10017
                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 June 27, 2001
                                ----------------

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The European Warrant Fund, Inc. (the "Fund") for use at its Annual Meeting of Stockholders to be held on June 27, 2001 at 8:00 a.m. Eastern time, in the Hubbard Room of the New York Palace, 455 Madison Avenue, New York, New York 10022, and at any adjournments thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders ("Stockholders") is May 31, 2001.

   At the Annual Meeting, Stockholders will be asked to consider and vote upon the following:

   1. Election of three Directors of the Fund.

   2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

   Proxy solicitations will be made, beginning on or about May 31, 2001, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc., the investment adviser of the Fund ("Julius Baer Securities" or the "Adviser"); and Investors Bank & Trust Company, the custodian, administrator and transfer agent of the Fund ("Investors Bank"). Julius Baer Securities is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, (800) 848-3402, to solicit proxies on behalf of the Fund's Board of Directors for a fee not to exceed $3,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares ("Shares").

   The Fund's Annual Report to Stockholders for the fiscal year ended March 31, 2001, which contains audited financial statements, may be obtained without charge by calling 1-800-387-3977 or mailing a request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

   Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

   In the event that a quorum is not present at the Annual Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting.

   The Fund has one class of common stock, which has a par value of $.001 per Share. On May 1, 2001, the record date, there were 14,585,366.037 Shares outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Stockholders at the Annual Meeting, with pro rata voting rights for any fractional Shares. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding Shares as of the record date.

   The tellers appointed for the Annual Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count Shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions or "broker nonvotes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Directors (Proposal 1), neither withholding authority to vote nor abstentions or broker nonvotes have any effect on the outcome of the voting on the matter.

                        PROPOSAL 1: ELECTION OF DIRECTORS

   Stockholders are being asked to elect three (3) of the six (6) Directors of the Fund. The Board of Directors is divided into three classes, designated as Class I, Class II and Class III. Each year the term of office of one class expires. At the Annual Meeting, the election of Antoine Bernheim and Martin Vogel as Class I Directors is proposed. It is also proposed that Thomas Gibbons, currently a Class III Director, be elected as a Class II Director. Currently, there are two Directors designated as Class I Directors, one Director designated as a Class II Director, and three Directors designated as Class III Directors. Thomas Gibbons is proposed to be elected as a Class II Director so that there will be an equal number of Directors in each class. Each Director is to hold office for a period of three years, and until each successor is elected and qualified. Messrs. Bernheim, Gibbons and Vogel currently serve as Directors of the Fund and have consented to continue to serve as Directors of the Fund if elected at the Annual Meeting. If the designated nominees decline or otherwise becomes unavailable for election, however, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees.

   Any Director may resign and any Director may be removed at any annual or special meeting of Stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the Stockholders, the Directors then in office will call a Stockholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board of Directors.

   Set forth below is certain information regarding each nominee for election to the Fund's Board of Directors.


                                                                                                Amount and Nature
                                                                                                of Beneficial
                                                                                                Ownership(2)
Name, Age, Principal Occupation and Other               Served as                       of Shares of the Fund
Directorships(1) During the Past Five Years             Director Since     Class        as of March 31, 2001
-------------------------------------------             --------------     -----        ----------------------

Antoine Bernheim, age 47                                1990                I                   0
President, Dome Capital Management Inc.; Chairman,
Dome Securities Corp. (1995-present); President,
The U.S. Offshore Funds Directory Inc.

Martin Vogel*, age 37                                   1997                I                   0
Member of Management Committee, Julius Baer
Investment Funds Services, Ltd. (Zurich)
(1996-present); Attorney, Schaufelberger &
van Hoboken (1994-1996); Attorney, Rohner &
Partner (1993-1994). Secretary of the Board
of Directors of the Luxembourg domiciled
investment companies and of Julius Baer
Investment Funds Services, Ltd. (1996-present).

Thomas J. Gibbons, age 53                               1993                II                  0
President, Cornerstone Associates
Management (Consulting Firm) and Senior Partner,
Alignment Consulting International, LLC (1999-present).

   The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:


                                                                                                Amount and Nature
                                                                                                of Beneficial
                                                                                                Ownership(2)
Name, Age, Principal Occupation and Other               Served as                               of Shares of the Fund
Directorships(1) During the Past Five Years             Director Since          Class           as of March 31, 2001
-------------------------------------------             --------------          -----           -----------------------


Harvey B. Kaplan, age 63                                1990                    III             2,075
Controller (Chief Financial Officer), Easter
Unlimited, Inc. (toy and novelty manufacturer
and importer); Trustee, Julius Baer Investment Funds.

Lawrence A. Fox, age 78                                 1990                    II              1,642
Consulting Economist.

Bernard Spilko*, age 59                                 1993                    III             4,066
Chairman of the Board; General Manager
and Senior Vice President, Bank Julius
Baer & Co., Ltd. (New York Branch); Director
and Managing Director, Julius Baer Securities
Inc.; Director, Julius Baer Bank & Trust Co.;
Director, Julius Baer Trust Co. - Cayman; Director,
Julius Baer Investments-Canada; Trustee (2000 -
present) and Chairman of Julius Baer Investment
Funds.

_________
* "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(1)Directorships of companies that are required to report to the Securities and Exchange Commission (the "SEC") or are registered as investment companies under the 1940 Act. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

(2)For this purpose "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors. Mr. Spilko has shared voting power with respect to his Shares. As of March 31, 2001 the Directors and officers of the Fund collectively beneficially owned less than 1% of the outstanding Shares.

   The Board of Directors held five meetings during the fiscal year ended March 31, 2001. All of the Directors, except Martin Vogel, attended at least 75% of the Board and Committee meetings of which they were members.

   The following table lists the compensation paid to each of the Directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 2001. For purposes of this table the term "Fund Complex" includes all funds that have a common or affiliated investment adviser:

                              COMPENSATION TABLE*

                                AGGREGATE               TOTAL COMPENSATION
                                COMPENSATION            FROM THE FUND AND THE
NAME OF PERSON, POSITION        FROM THE FUND           FUND COMPLEX 1
------------------------        -------------           ----------------------

Antoine Bernheim, Director      $8,500                  $8,500

Lawrence A. Fox, Director        8,500                   8,500

Thomas J. Gibbons, Director      8,500                   8,500

Harvey B. Kaplan, Director       8,750                  17,000

Total                          $34,250                 $42,500
                               -------                 -------
                               -------                 -------

__________
* The remainder of the Directors and officers of the Fund did not receive compensation from either the Fund or the Fund Complex. The Fund has no retirement or pension plan for its Directors and officers.
1. Mr. Kaplan also receives compensation for service as a Trustee of the Julius Baer Investment Funds, an affiliated Trust which is comprised of two funds.

   The Board of Directors has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). Currently, Messrs. Bernheim, Fox, Gibbons and Kaplan comprise the Audit
Committee and the Nominating Committee. The Nominating Committee makes nominations for Independent Directors of the Board of Directors and reviews committee assignments. The Nominating Committee did not have any meetings during the fiscal year ended March 31, 2001. Nominees recommended by Stockholders will be considered by the Board of Directors. Recommendations should be submitted in writing to the Secretary of the Fund. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board (included in this Proxy Statement as an Appendix), oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of certain service providers; oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; ascertains the independence of the Fund's independent auditors; and acts as a liaison between the Fund's independent auditors and the full Board of Directors. The Audit Committee had two meetings during the fiscal year ended March 31, 2001. Each member of the Audit Committee is independent, as defined in the applicable listing standards of the New York Stock Exchange. The Board does not have a compensation committee. Compensation matters are considered by the Board of Directors.

   The executive officers of the Fund are listed in the table below, with the exception of its Chairman of the Board, Mr. Spilko, for whom information is provided above. Mr. Huber and Mr. Quain were first elected to offices of the Fund in 1992 and 1997, respectively. Mr. Santiago and Mr. Reinmuth were first elected to offices of the Fund in 1998 and 1999, respectively. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.


                                                                        Principal Occupations and Other
Name, Age                               Position                        Affiliations During the Past Five Years
--------                                --------                        ---------------------------------------

Michael K. Quain, age 43                President, Treasurer,           First Vice President of Bank Julius Baer & Co., Ltd.
                                        Secretary and Chief             (New York Branch) and Vice President of Julius Baer
                                        Financial Officer               Securities Inc.; President and Chief Financial Officer,
                                                                        Julius Baer Investment Funds.

Hansruedi Huber, age 42                 Chief Investment Officer        Senior Vice President of Investments, Julius Baer
                                                                        Securities, Inc.; President and Member of the Management
                                                                        Committee of Julius Baer Asset Management Ltd.

Peter Reinmuth, age 32                  Vice President and              Vice President of Investments, Julius Baer Securities Inc.
                                        Investment Officer

Hector Santiago, age 32                 Vice President                  First Vice President of Bank Julius Baer & Co., Ltd. (New
                                                                        York Branch) and Julius Baer Securities, 1998 - present;
                                                                        Assistant Vice President - Accounting, Operations & Trading
                                                                        Manager, EFG Capital Intl., 1996 - 1998; Assistant Vice
                                                                        President - Trading Manager/Treasurer, Coutts & Co. (USA)
                                                                        Intl., 1988 - 1996.

Paul J. Jasinski, age 54                Assistant Treasurer             Managing Director, Investors Bank & Trust Company,
                                                                        1990-present.

Jeffrey J. Gaboury, age 32              Assistant Treasurer             Director, Reporting and Compliance, Investors Bank & Trust
                                                                        Company, 1996-present; Compliance Manager, Scudder Kemper
                                                                        Investments, Inc. 1995-1996.

Cynthia J. Surprise, age 54             Assistant Secretary             Director and Counsel, Mutual Fund Administration-Legal,
                                                                        Investors Bank & Trust Company, 1999-present; Vice
                                                                        President, State Street Bank & Trust Company, 1995-1999.

REQUIRED VOTE

   Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

                             INDEPENDENT ACCOUNTANTS

   KPMG LLP ("KPMG") has served as the Fund's independent accountants since the Fund's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Fund. Such services include an annual audit of the Fund's financial statements, review of certain filings with the Securities and Exchange Commission, internal control reviews, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Fund's Board of Directors. The financial statements included in the most recent Annual Report to the Fund's Stockholders have been examined by KPMG.

   For services rendered to the Fund or its investment adviser for the fiscal year ended March 31, 2001, KPMG will receive the following fees:

AUDIT FEES
   For audit services rendered to the Fund for the fiscal year ended March 31, 2001, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, KPMG will receive a fee of $36,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
   The  Fund  did  not  pay  any  financial   information  systems  design  and
implementation fees to KPMG for the fiscal year ended March 31, 2001.

ALL OTHER FEES
   For all other services rendered by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund for the fiscal year ended March 31, 2001, KPMG will receive $3,500.


                             AUDIT COMMITTEE REPORT

   The Audit Committee has discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from KPMG the written statements required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG the matter of the firm's independence. Based on such reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

   The Audit Committee also has considered whether the provision of non-audit services by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund, is compatible with the maintenance of the independent accountant's continued independence. KPMG has represented to the Fund that KPMG and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Based on these statements and discussions, the Audit Committee will recommend to the Board the selection of KPMG as independent auditors for the Fund for the fiscal year ended March 31, 2002. It is expected that the Board of Directors will unanimously approve this selection at its Board Meeting on June 27, 2001. It is not expected that a representative from KPMG will be present at the meeting.

                              THE AUDIT COMMITTEE

   The Audit  Committee  is comprised of the  following  Independent  Directors:
Antoine Bernheim, Lawrence A. Fox, Thomas J. Gibbons and Harvey B. Kaplan.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

   All proposals by Stockholders of the Fund that are intended to be presented at the Fund's next annual meeting of Stockholders to be held in 2002 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 12, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the 1934 Act requires the Fund's executive officers and directors, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2001.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

   The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    APPENDIX


                          EUROPEAN WARRANT FUND, INC.
                            AUDIT COMMITTEE CHARTER


1. The Audit Committee shall be composed entirely of independent Directors.

2. The purposes of the Audit Committee are to:

     (a) oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (c) ascertain the independence of the Fund's independent auditors; and

     (d) act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The  function  of  the  Audit  Committee  is  oversight;   it  is
     management's   responsibility  to  maintain  appropriate  systems  for
     accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers to:

     (a) recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) meet with the Fund's independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders.

     (c) consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) review the fees charged by the auditors for audit and non-audit services;

     (e) investigate improprieties or suspected improprieties in fund and adviser operations;

     (f) review the findings of SEC and internal Fund audits, and consult with Fund management on appropriate responses;

     (g) review any violations of the Code of Ethics for the Fund, its adviser and any other service provider required to have its employees report their personal securities trades; and report the Committee's findings to the Board with recommendations for appropriate action;

     (h) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

     (i) review, in consultation with Fund management, any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Fund or its adviser and report its findings and recommendations to the Board.

4. The Committee shall meet at least twice a year and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet as may be appropriate with the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter as it deems appropriate and recommend any changes to the full Board of Directors.

                                      (2)

This Proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.


                                                Please vote by filling in the appropriate box below.

1.  ELECTION OF DIRECTORS                       FOR             WITHHOLD          FOR ELECTING
                                                ELECTING        AUTHORITY         ALL NOMINEES
                                                ALL             TO VOTE FOR       EXCEPT AS
                                                NOMINEES        ALL NOMINEES      NOTED AT LEFT

Antoine Bernheim - Class I
Martin Vogel  - Class I                         /      /        /       /         /      /
Thomas J. Gibbons - Class II


----------------------------------------------------
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the line above.

THE EUROPEAN WARRANT FUND, INC.  THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael K. Quain, Bernard Spilko or Cynthia J. Surprise and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the Hubbard Room of the New York Palace, 455 Madison Avenue, New York, New York 10022, on June 27, 2001 at 8:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                        PLEASE SIGN, DATE AND RETURN PROMPTLY
                                        IN THE ENVELOPE PROVIDED

                                        Date                            , 2001
                                             ---------------------------

                                        NOTE:  Please sign  exactly as your
                                        name  appears on this Proxy.  If joint
                                        owners,  EITHER may sign this Proxy.
                                        When  signing as attorney, executor,
                                        administrator, trustee, guardian or
                                        corporate officer, please give your
                                        full title.

                                        --------------------------------------
                                        Signature(s)

                                        --------------------------------------
                                        (Title(s), if  applicable)